SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 4, 2007
Alpharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8593	22-2095212

(State or other jurisdiction of	(Commission File	(IRS Employer Identification)
incorporation)	Number)
440 Route 22, Bridgewater, New Jersey 08807
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (866) 322-2525
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a) Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 4, 2007, the Board of Directors of Alpharma Inc. (the “Company”) further amended and restated the Company’s Amended and Restated By-Laws (as further amended and restated, the “Amended and Restated By-Laws”). The Board of Directors made changes to Section 2.2 of the Amended and Restated By-Laws to allow only the President, the Chairman of the Board or a majority of the Board of Directors to call a special meeting of shareholders and to provide that only business brought before the meeting pursuant to the notice of meeting may be conducted at a special meeting of shareholders.
     The Board of Directors amended Section 2.8 of the Amended and Restated By-Laws to provide for notice requirements and procedures for shareholders to make proposals and nominate directors at an annual meeting.
     The Board of Directors made changes to Section 2.9 of the Amended and Restated By-Laws to provide procedures for determining the record date for shareholder meetings and actions by written consent.
     The Board of Directors amended the definition of “Voting Power” in Section 2.10 of the Amended and Restated By-Laws, to clarify that the Class B Common Stock shall not receive four votes per share voting as a single class with the Class A Common Stock unless it comprises more than 12 1/2% of the aggregate number of issued and outstanding Class A Common Stock and Class B Common Stock (in each case, exclusive of any shares held by the treasury) as specified in the Certificate of Incorporation.
     The Board of Directors amended Section 3.10 of the Amended and Restated By-Laws to provide that the adoption of a Stockholder Rights Plan, and amendments and repeal thereof, shall only be conditioned upon the affirmative vote of a majority of the Board of Directors.
     The Board of Directors amended Article VII of the Amended and Restated By-Laws to provide that the Company may issue shares of its stock in uncertificated form. The Company’s ability to issue shares of its stock in uncertificated form is necessary to satisfy the New York Stock Exchange (“NYSE”) requirement for the Company, as a NYSE listed company, to be eligible to participate in a direct registration system operated by a securities depository.
     The Board of Directors amended Section 7.4 of the Amended and Restated By-Laws to allow shareholders to designate an address for notices to be sent and to provide that if no such designation is made, notices will be sent to the address on the stock record books.
     In addition, the Board of Directors amended certain other sections of the Amended and Restated By-Laws to make conforming and ministerial changes.
     A copy of the Company’s Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statement and Exhibits
(d) Exhibits.
3.1	Amended and Restated By-Laws, effective December 4, 2007, is filed as an Exhibit to this Report.

10.1	Change in Control Plan, as amended and restated, effective January 1, 2008, is filed as an Exhibit to this Report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.
By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Executive Vice President & Chief Legal Officer & Corporate Secretary

Date: December 10, 2007